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                                                                    EXHIBIT 23.3


                           CONSENT OF RICHARD E. BEAN

         I hereby consent to the use of my name as a Director Nominee in the Registration Statement on Form S-1 filed by WCA Waste Corporation and the related prospectus and any amendments thereto.


Date: March 9, 2004                          /s/ RICHARD E. BEAN
                                             -----------------------------------
                                             Richard E. Bean